Exhibit 99.1
August 4, 2014
BroadSoft Reports Second Quarter 2014 Financial Results
GAITHERSBURG, MD, August 4, 2014 - BroadSoft, Inc. (NASDAQ:BSFT), the leading global provider of Internet protocol-based, or IP-based, communications services to the telecommunications industry, today announced financial results for the quarter ended June 30, 2014.
Financial Highlights for the Second Quarter of 2014

•	Total revenue increased 19% year-over-year to $52.5 million

•	GAAP gross profit equaled 72% of total revenue; non-GAAP gross profit equaled 76% of total revenue

•	GAAP income from operations totaled $0.5 million or 1% of revenue; non-GAAP income from operations totaled $9.2 million or 18% of revenue

•	GAAP diluted net income per share equaled $0.06 per common share; non-GAAP diluted earnings per share equaled $0.31 per common share
Results for the three months ended June 30, 2014
Total revenue rose to $52.5 million in the second quarter of 2014, an increase of 19% compared to $44.0 million in the second quarter of 2013.
Net income for the second quarter of 2014 was $1.7 million, or $0.06 per diluted common share, compared to net loss of $3.0 million, or $0.11 per basic and diluted common share in the second quarter of 2013.
On a non-GAAP basis, net income in the second quarter of 2014 was $8.9 million, or $0.31 per diluted common share, compared to non-GAAP net income of $9.2 million, or $0.32 per diluted common share, in the second quarter of 2013. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Results for the six months ended June 30, 2014
Total revenue rose to $96.4 million for the first six months of 2014, an increase of 15% compared to $83.6 million for the first six months of 2013.
Net loss for the first six months of 2014 was $5.8 million, or $0.20 per basic and diluted common share, compared to net loss of $5.3 million, or $0.19 per basic and diluted common share for the first six months of 2013.
On a non-GAAP basis, net income for the first six months of 2014 was $11.1 million, or $0.37 per diluted common share, compared to non-GAAP net income of $14.3 million, or $0.50 per diluted common share, for the first six months of 2013. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Management Commentary
“We continue to see momentum for our UC-One offerings globally,” said Michael Tessler, president and chief executive officer, BroadSoft. “The growing demand by enterprises for richer communications options is creating significant opportunities for our service provider customers as they begin to introduce Unified Communications services that appeal to a broad range of market segments.”

“I am very pleased with our Q2 results overall, and particularly with the strength of our hosted Unified Communications business, both on a sell-in and sell-through basis,” said Jim Tholen, chief financial officer, BroadSoft. “Our positive outlook for 2014 remains, as indicated by our maintaining of guidance for the full year, adjusted for the impact of our recently announced acquisition of Systems Design & Development, Inc.”
Guidance
For the third quarter of 2014, BroadSoft anticipates revenue of $48 to $52 million. The Company also expects to achieve earnings on a non-GAAP basis of $0.17 to $0.30 per diluted common share.  For the full year 2014, BroadSoft now expects revenue of $207 to $213 million and earnings on a non-GAAP basis of $1.26 to $1.46 per diluted common share.

Conference Call
BroadSoft will discuss its second quarter 2014 results and its business outlook today via teleconference at 8:30 a.m. Eastern Time. To participate in the teleconference, callers can dial the toll free number 1-877-312-5517 (U.S. callers only) or 1-760-666-3772 (from outside the U.S.). The conference call can also be heard live via audio webcast at http://investors.broadsoft.com/events.cfm . To help ensure the conference begins on time, please dial in or connect via the web five minutes prior to the scheduled start time.
For those unable to participate in the live call, a recording will be available shortly after the conclusion of the call at http://investors.broadsoft.com/events.cfm and will remain available until immediately prior to our next earnings call.
BroadSoft has provided in this release, and will provide on this morning’s teleconference, financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft’s ongoing operational performance. BroadSoft’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft’s industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this morning’s teleconference to the most directly comparable GAAP financial measures is set forth below.
Non-GAAP financial measures:
Non-GAAP net income and net income per share. BroadSoft defines non-GAAP net income as net income plus stock-based compensation expense, amortization expense for acquired intangible assets, non-cash interest expense on the Company’s convertible notes, and non-cash tax expense included in the GAAP tax provision. BroadSoft defines non-GAAP income per share as non-GAAP net income divided by the weighted average shares outstanding. BroadSoft considers these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of certain non-cash expenses so management and investors can compare BroadSoft’s core business operating results over multiple periods.
Non-GAAP gross profit, license gross profit, subscription and maintenance support gross profit, and professional services and other gross profit. BroadSoft defines non-GAAP gross profit as gross profit plus stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP gross profit to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and its investors can compare BroadSoft’s sales margins over multiple periods. Where BroadSoft provides further breakdown of non-GAAP gross profit between license, subscription and maintenance support and professional services and other, the Company adds back the stock-based compensation expense and amortization expense, as applicable, to the related gross profit.
Non-GAAP license cost of revenue, subscription and maintenance support cost of revenue, and professional services and other cost of revenue. BroadSoft defines non-GAAP cost of revenue as cost of revenue less stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP cost of revenue to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and its investors can compare BroadSoft’s cost of revenue over multiple periods. Where BroadSoft provides further breakdown of non-GAAP cost of revenue between license, subscription and maintenance support and professional services and other, the Company subtracts the stock-based compensation expense and amortization expense, as applicable, to the related cost of revenue.
Non-GAAP income from operations. BroadSoft defines non-GAAP income from operations as income from operations plus stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP income from operations to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so management and investors can compare BroadSoft’s core business operating results over multiple periods. Where BroadSoft provides further breakdown of non-GAAP operating expenses for sales and marketing, research and development and general and administrative, the Company deducts stock-based compensation expense included in the applicable expense item.
Billings. BroadSoft defines billings as revenue plus the net change in our deferred revenue balance for a particular period. BroadSoft believes that billings are a key measure of our business activity.
With respect to our expectations under “Guidance” above, and regarding certain of the projections discussed on this morning’s teleconference, reconciliation of both non-GAAP earnings per share guidance, and of projections regarding non-GAAP cost of sales and non-GAAP operating expenses in the second quarter of 2014, to the closest corresponding GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, in particular, the measures and effects of non-cash income taxes, which are extremely difficult to project as a result of our tax status in a number of foreign jurisdictions, and stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
The presentation of non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP income from operations, billings and other non-GAAP financial measures in this release and on this morning’s teleconference is not meant to be a substitute for “net income,” “net income per share,” “gross margin,” “income from operations” or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. BroadSoft’s definition of “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations,” “billings” and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations,” “billings” and such other non-GAAP measures by excluding these expenses and gains.
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the Company’s future financial performance set forth under the heading “Guidance.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: the Company’s dependence on the success of BroadWorks and on its service provider customers to sell services using its applications; the Company’s dependence in large part on service providers’ continued deployment of, and investment in, their IP-based networks; claims that the Company infringes the intellectual property rights of others; the Company’s ability to integrate and achieve the expected benefits from its recent acquisitions, including finocom AG and Hosted IP Communications (Europe) Limited; and the Company’s ability to expand its product offerings, as well as those factors contained in the “Risk Factors” sections of the Company’s Form 10-K for the year ended December 31, 2013 filed with the SEC on February 28, 2014, and in the Company’s other filings with the SEC. All information in this release is as of August 4, 2014. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in the Company’s expectations.
About BroadSoft
BroadSoft is the leading provider of software and services that enable mobile, fixed-line and cable service providers to offer Unified Communications over their Internet Protocol networks. The Company’s core communications platform enables the delivery of a range of enterprise and consumer calling, messaging and collaboration communication services, including private branch exchanges, video calling, text messaging and converged mobile and fixed-line services.
Financial Statements
The financial statements set forth below are not the complete set of the Company’s financial statements for the quarter and the year and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, including all financial statements contained therein and the footnotes thereto, once the report is filed with the SEC. Once filed with the SEC, the Form 10-Q may be retrieved from the SEC’s website at www.sec.gov or from BroadSoft’s website at www.broadsoft.com.

Contact Information
For further information contact:
Investor Relations:
John Kiang, CFA
+1-240-720-0625
jkiang@broadsoft.com
Industry Analyst / Media Relations:
Brian Lustig
+1-301-775-6203
brian@lustigcommunications.com
BSFT-F

BroadSoft, Inc.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	June 30, 2014	December 31, 2013
	(Unaudited)
Assets:
Current assets:
Cash and cash equivalents	$70,607	$69,866
Short-term investments	86,120	93,664
Accounts receivable, net of allowance for doubtful accounts of $132 and $128 at June 30, 2014 and December 31, 2013, respectively	59,461	66,595
Deferred tax assets, current	1,771	4,559
Other current assets	46,435	12,597
Total current assets	264,394	247,281
Long-term assets:
Property and equipment, net	15,589	10,110
Long-term investments	41,959	23,340
Restricted cash	20	581
Intangible assets, net	17,848	20,390
Goodwill	65,760	65,192
Deferred tax assets	1,049	16,482
Other long-term assets	12,349	8,121
Total long-term assets	154,574	144,216
Total assets	$418,968	$391,497
Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable and accrued expenses	$22,445	$14,957
Deferred revenue, current portion	66,884	71,258
Total current liabilities	89,329	86,215
Convertible senior notes	94,246	91,549
Deferred revenue	13,908	6,404
Deferred tax liabilities	1,307	3,506
Other long-term liabilities	4,050	3,312
Total liabilities	202,840	190,986
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 5,000,000 shares authorized at June 30, 2014 and December 31, 2013; no shares issued and outstanding at June 30, 2014 and December 31, 2013	—	—
Common stock, par value $0.01 per share; 100,000,000 shares authorized at June 30, 2014 and December 31, 2013; 28,672,306 and 28,305,143 shares issued and outstanding at June 30, 2014 and December 31, 2013, respectively	287	283
Additional paid-in capital	275,731	254,736
Accumulated other comprehensive loss	(1,120)	(1,525)
Accumulated deficit	(58,770)	(52,983)
Total stockholders’ equity	216,128	200,511
Total liabilities and stockholders’ equity	$418,968	$391,497

BroadSoft, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Revenue:
License software	$25,649	$24,699	$42,791	$45,541
Subscription and maintenance support	21,958	16,306	43,084	31,491
Professional services and other	4,877	3,004	10,527	6,602
Total revenue	52,484	44,009	96,402	83,634
Cost of revenue:
License software	2,529	2,119	4,651	4,579
Subscription and maintenance support	8,606	4,780	16,052	9,393
Professional services and other	3,726	2,872	7,215	5,565
Total cost of revenue	14,861	9,771	27,918	19,537
Gross profit	37,623	34,238	68,484	64,097
Operating expenses:
Sales and marketing	17,146	15,536	35,002	29,265
Research and development	12,227	12,935	25,552	25,303
General and administrative	7,777	8,104	16,682	15,541
Total operating expenses	37,150	36,575	77,236	70,109
Income (loss) from operations	473	(2,337)	(8,752)	(6,012)
Other expense:
Interest expense, net	1,796	1,700	3,568	3,375
Other, net	(206)	(26)	(169)	56
Total other expense, net	1,590	1,674	3,399	3,431
Loss before income taxes	(1,117)	(4,011)	(12,151)	(9,443)
Benefit from income taxes	(2,782)	(996)	(6,364)	(4,111)
Net income (loss)	$1,665	$(3,015)	$(5,787)	$(5,332)
Net income (loss) per common share:
Basic	$0.06	$(0.11)	$(0.20)	$(0.19)
Diluted	$0.06	$(0.11)	$(0.20)	$(0.19)
Weighted average common shares outstanding:
Basic	28,617	28,055	28,518	28,015
Diluted	29,725	28,055	28,518	28,015
Stock-based compensation expense included above:
Cost of revenue	$851	$1,269	$2,042	$2,266
Sales and marketing	2,565	3,799	5,979	6,557
Research and development	2,304	3,609	5,510	6,487
General and administrative	1,662	2,536	4,233	4,447

BroadSoft, Inc.
SUMMARY OF CONSOLIDATED CASH FLOW ACTIVITY
(in thousands)

	Six Months Ended June 30,
	2014	2013
	(Unaudited)
Cash provided by (used in):
Operating activities	$12,539	$8,395
Investing activities	(16,553)	(25,238)
Financing activities	4,542	6,834

BroadSoft, Inc.
BILLINGS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(in thousands)
Beginning of period deferred revenue balance	$74,078	$59,580	$77,662	$61,149
End of period deferred revenue balance	80,792	60,966	80,792	60,966
Decrease in deferred revenue	6,714	1,386	3,130	(183)
Revenue	52,484	44,009	96,402	83,634
Revenue plus net change in deferred revenue	$59,198	$45,395	99,532	83,451

BroadSoft, Inc.
LICENSE SOFTWARE BILLINGS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(in thousands)
Beginning of period deferred license software revenue balance	$18,760	$15,600	$20,149	$18,375
End of period deferred license software revenue balance	22,365	17,258	22,365	17,258
Decrease in deferred license software revenue	3,605	1,658	2,216	(1,117)
License software revenue	25,649	24,699	42,791	45,541
License software revenue plus net change in deferred license software revenue	$29,254	$26,357	$45,007	$44,424

BroadSoft, Inc.
SUBSCRIPTION AND MAINTENANCE SUPPORT BILLINGS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(in thousands)
Beginning of period deferred subscription and maintenance support revenue balance	$46,986	$37,190	$46,975	$35,701
End of period deferred subscription and maintenance support revenue balance	45,874	36,249	45,874	36,249
Increase/(decrease) in deferred subscription and maintenance support revenue	(1,112)	(941)	(1,101)	548
Subscription and maintenance support revenue	21,958	16,306	43,084	31,491
Subscription and maintenance support revenue plus net change in deferred subscription and maintenance support revenue	$20,846	$15,365	$41,983	$32,039

BroadSoft, Inc.
PROFFESIONAL SERVICES AND OTHER BILLINGS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(in thousands)
Beginning of period deferred professional services and other revenue balance	$8,332	$6,790	$10,538	$7,073
End of period deferred professional services and other revenue balance	12,553	7,459	12,553	7,459
Increase/(decrease) in deferred professional services and other revenue	4,221	669	2,015	386
Professional services and other revenue	4,877	3,004	10,527	6,602
Professional services and other revenue plus net change in deferred professional services and other revenue	$9,098	$3,673	$12,542	$6,988

BroadSoft, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(in thousands)
Non-GAAP cost of revenue:
GAAP license cost of revenue	$2,529	$2,119	$4,651	$4,579
(percent of related revenue)	10%	9%	11%	10%
Less:
Stock-based compensation expense	157	321	414	554
Amortization of acquired intangible assets	226	210	452	422
Non-GAAP license cost of revenue	$2,146	$1,588	$3,785	$3,603
(percent of related revenue)	8%	6%	9%	8%

GAAP subscription and maintenance support cost of revenue	$8,606	$4,780	$16,052	$9,393
(percent of related revenue)	39%	29%	37%	30%
Less:
Stock-based compensation expense	521	653	1,210	1,197
Amortization of acquired intangible assets	1,164	587	2,348	1,175
Non-GAAP subscription and maintenance support cost of revenue	$6,921	$3,540	$12,494	$7,021
(percent of related revenue)	32%	22%	29%	22%

GAAP professional services and other cost of revenue	$3,726	$2,872	$7,215	$5,565
(percent of related revenue)	76%	96%	69%	84%
Less:
Stock-based compensation expense	173	295	418	515
Non-GAAP professional services and other cost of revenue	$3,553	$2,577	$6,797	$5,050
(percent of related revenue)	73%	86%	65%	76%

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(in thousands)
Non-GAAP gross profit:
GAAP gross profit	$37,623	$34,238	$68,484	$64,097
(percent of total revenue)	72%	78%	71%	77%
Plus:
Stock-based compensation expense	851	1,269	2,042	2,266
Amortization of acquired intangible assets	1,390	798	2,800	1,596
Non-GAAP gross profit	$39,864	$36,305	$73,326	$67,959
(percent of total revenue)	76%	82%	76%	81%

GAAP license gross profit	$23,120	$22,580	$38,140	$40,962
(percent of related revenue)	90%	91%	89%	90%
Plus:
Stock-based compensation expense	157	321	414	554
Amortization of acquired intangible assets	226	210	452	422
Non-GAAP license gross profit	$23,503	$23,111	$39,006	$41,938
(percent of related revenue)	92%	94%	91%	92%

GAAP subscription and maintenance support gross profit	$13,352	$11,526	$27,032	$22,098
(percent of related revenue)	61%	71%	63%	70%
Plus:
Stock-based compensation expense	521	653	1,210	1,197
Amortization of acquired intangible assets	1,164	588	2,348	1,175
Non-GAAP subscription and maintenance support gross profit	$15,037	$12,767	$30,590	$24,470
(percent of related revenue)	68%	78%	71%	78%

GAAP professional services and other gross profit	$1,151	$132	$3,312	$1,037
(percent of related revenue)	24%	4%	31%	16%
Plus:
Stock-based compensation expense	173	295	418	515
Non-GAAP professional services and other gross profit	$1,324	$427	$3,730	$1,552
(percent of related revenue)	27%	14%	35%	24%

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(in thousands)
Non-GAAP income from operations:
GAAP income (loss) from operations	$473	$(2,337)	$(8,752)	$(6,012)
(percent of total revenue)	1%	(5)%	(9)%	(7)%
Plus:
Stock-based compensation expense	7,382	11,213	17,764	19,757
Amortization of acquired intangible assets	1,390	798	2,800	1,596
Non-GAAP income from operations	$9,245	$9,674	$11,812	$15,341
(percent of total revenue)	18%	22%	12%	18%

GAAP operating expense	$37,150	$36,575	$77,236	$70,109
(percent of total revenue)	71%	83%	80%	84%
Less:
Stock-based compensation expense	6,531	9,944	15,722	17,491
Non-GAAP operating expense	$30,619	$26,631	$61,514	$52,618
(percent of total revenue)	58%	61%	64%	63%

GAAP sales and marketing expense	$17,146	$15,536	$35,002	$29,265
(percent of total revenue)	33%	35%	36%	35%
Less:
Stock-based compensation expense	2,565	3,799	5,979	6,557
Non-GAAP sales and marketing expense	$14,581	$11,737	$29,023	$22,708
(percent of total revenue)	28%	27%	30%	27%

GAAP research and development expense	$12,227	$12,935	$25,552	$25,303
(percent of total revenue)	23%	29%	27%	30%
Less:
Stock-based compensation expense	2,304	3,609	5,510	6,487
Non-GAAP research and development expense	$9,923	$9,326	$20,042	$18,816
(percent of total revenue)	19%	21%	21%	22%

GAAP general and administrative expense	$7,777	$8,104	$16,682	$15,541
(percent of total revenue)	15%	18%	17%	19%
Less:
Stock-based compensation expense	1,662	2,536	4,233	4,447
Non-GAAP general and administrative expense	$6,115	$5,568	$12,449	$11,094
(percent of total revenue)	12%	13%	13%	13%

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(in thousands, except per share data)
Non-GAAP net income and income per share:
GAAP net income (loss)	$1,665	$(3,015)	$(5,787)	$(5,332)
(percent of total revenue)	3%	(7)%	(6)%	(6)%
Adjusted for:
Stock-based compensation expense	7,382	11,213	17,764	19,757
Amortization of acquired intangible assets	1,390	798	2,800	1,596
Non-cash interest expense on our notes	1,467	1,367	2,900	2,706
Non-cash tax benefit	(2,964)	(1,183)	(6,590)	(4,403)
Non-GAAP net income	$8,940	$9,180	$11,087	$14,324
(percent of total revenue)	17%	21%	12%	17%

GAAP net income (loss) per basic common share	$0.06	$(0.11)	$(0.20)	$(0.19)
Adjusted for:
Stock-based compensation expense	0.26	0.40	0.62	0.70
Amortization of acquired intangible assets	0.05	0.03	0.10	0.06
Non-cash interest expense on our notes	0.05	0.05	0.10	0.10
Non-cash tax benefit	(0.10)	(0.04)	(0.23)	(0.16)
Non-GAAP net income per basic common share	$0.32	$0.33	$0.39	$0.51

GAAP net income (loss) per diluted common share	$0.06	$(0.11)	$(0.20)	$(0.19)
Adjusted for:
Stock-based compensation expense	0.25	0.39	0.60	0.69
Amortization of acquired intangible assets	0.05	0.03	0.09	0.06
Non-cash interest expense on our notes	0.05	0.05	0.10	0.09
Non-cash tax benefit	(0.10)	(0.04)	(0.22)	(0.15)
Non-GAAP net income per diluted common share	$0.31	$0.32	$0.37	$0.50

* For the three months ended June 30, 2013 and the six months ended June 30, 2014 and 2013, the non-GAAP net income per diluted common share calculation included the dilutive effect of stock-based awards on the weighted average diluted common shares outstanding (such stock-based awards were not reflected in the corresponding GAAP diluted share calculations, as their effect would have been anti-dilutive as a result of the net losses for these periods). Total diluted weighted average common shares outstanding used for calculating non-GAAP net income per diluted common share were 28,742 thousand for the three months ended June 30, 2013 and 29,803 thousand and 28,722 thousand for the six months ended June 30, 2014 and 2013, respectively.